UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) August 1, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-188745	OHIO POWER COMPANY (an Ohio corporation) 1 Riverside Plaza Columbus, Ohio 43215 (614) 716-1000 31-4271000	333-188745-01	OHIO PHASE-IN-RECOVERY FUNDING LLC (a Delaware limited liability company) 1 Riverside Plaza Columbus, Ohio 43215 (614) 716-1000 13-4922640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 1, 2013, Ohio Power Company (“OPCo”) and Ohio Phase-in-Recovery Funding LLC (the “Issuing Entity”) issued the Senior Secured Phase-In-Recovery Bonds as described in the Preliminary Prospectus Supplement dated July 17, 2013 and the Final Prospectus Supplement dated July 23, 2013.  In connection with this issuance OPCo and the Issuing Entity entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1
Underwriting Agreement, dated July 23, 2013, among Ohio Phase-in-Recovery Funding LLC (the “Issuing Entity”), Ohio Power Company (“OPCo”) and Citigroup Capital Markets Inc. and RBC Securities LLC, as representatives of the several underwriters.*

4.1	Indenture, dated as of August 1, 2013, between the Issuing Entity and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”).

99.1	Servicing Agreement, dated as of August 1, 2013, between the Issuing Entity and OPCo, as servicer.

99.2	Phase-in-Recovery Property Sale Agreement, dated as of August 1, 2013, between the Issuing Entity and OPCo, as seller.

99.3	Administration Agreement, dated as of August 1, 2013, between the Issuing Entity and OPCo, as administrator.

99.4
Intercreditor Agreement, dated as of August 1, 2013, among the Issuing Entity, OPCo, the Indenture Trustee, AEP Credit, Inc., American Electric Power Service Corporation, and JPMorgan Chase Bank, N.A. as Administrative Agent.

Exhibit No.	Description of Exhibit

99.5	Series Supplement, dated as of August 1, 2013, between the Issuing Entity and the Indenture Trustee.

99.6	Opinion of Sidley Austin LLP with respect to constitutional matters.

99.7	Opinion of Squire Sanders (US) LLP with respect to constitutional matters.

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* Filed as an exhibit to Form 8-K dated July 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHIO POWER COMPANY

By:	/s/ Thomas G. Berkemeyer
By: Thomas G. Berkemeyer
Title: Assistant Secretary

OHIO PHASE-IN-RECOVERY FUNDING LLC

By:	/s/ Thomas G. Berkemeyer
By: Thomas G. Berkemeyer
Title: Assistant Secretary

Date: August 2, 2013

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
1.1
Underwriting Agreement, dated July 23, 2013, among Ohio Phase-in-Recovery Funding LLC (the “Issuing Entity”), Ohio Power Company (“OPCo”) and Citigroup Capital Markets Inc. and RBC Securities LLC, as representatives of the several underwriters.*

4.1	Indenture, dated as of August 1, 2013, between the Issuing Entity and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”).
99.1	Servicing Agreement, dated as of August 1, 2013, between the Issuing Entity and OPCo, as servicer.
99.2	Phase-in-Recovery Property Sale Agreement, dated as of August 1, 2013, between the Issuing Entity and OPCo, as seller.
99.3	Administration Agreement, dated as of August 1, 2013, between the Issuing Entity and OPCo, as administrator.
99.4
Intercreditor Agreement, dated as of August 1, 2013, among the Issuing Entity, OPCo, the Indenture Trustee, AEP Credit, Inc., American Electric Power Service Corporation, and JPMorgan Chase Bank, N.A. as Administrative Agent.

99.5	Series Supplement, dated as of August 1, 2013, between the Issuing Entity and the Indenture Trustee.
99.6	Opinion of Sidley Austin LLP with respect to constitutional matters.
99.7	Opinion of Squire Sanders (US) LLP with respect to constitutional matters.

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* Filed as an exhibit to Form 8-K dated July 24, 2013.